Exhibit 10.1

CONSENT, WAIVER AND AMENDMENT UNDER CREDIT AGREEMENT

THIS CONSENT, WAIVER AND AMENDMENT UNDER CREDIT AGREEMENT (this “Consent”) is entered into as of March 7, 2013, among COINSTAR, INC., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

A. The Borrower, the Lenders and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of November 20, 2007 and amended and restated as of April 29, 2009 and as of July 15, 2011 (as the same has been or may be amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”). Unless otherwise defined in this Consent, defined terms used in this Consent shall have the meanings given such terms in the Credit Agreement.

B. The Borrower has advised the Lenders and the Administrative Agent that the Borrower intends to issue its Senior Notes (the “Notes”). The Borrower has further advised the Lenders and the Administrative Agent that the Indebtedness evidenced by the Notes (a) will mature after the last occurring Maturity Date, (b) has a Weighted Average Life to Maturity greater than the Obligations, and (c) has no covenants or events of default that are materially more restrictive than those set forth in the Loan Documents. In connection with the issuance of the Notes, the Borrower has provided to the Administrative Agent the demonstration of pro forma compliance required by the first proviso contained in Section 7.03(g) of the Credit Agreement. The Borrower has requested that the Administrative Agent acknowledge and agree that the terms and conditions of the Notes are otherwise reasonably satisfactory to the Administrative Agent.

C. The Notes will be issued pursuant to an Indenture to be dated on or about March 12, 2013 (the “Indenture”). With certain exceptions (including with respect to the Liens securing the Obligations), the Indenture will contain a negative pledge on the assets of the Borrower and its Subsidiaries (the “Negative Pledge”). Section 7.09(a)(iii) of the Credit Agreement does not allow the Negative Pledge without the consent of the Required Lenders. The Borrower has requested that the Required Lenders consent to the Negative Pledge and waive any Event of Default that would or might result therefrom. The Borrower has also requested that Section 7.09(a)(iii) of the Credit Agreement be amended to permit negative pledges to be granted in connection with the creation, incurrence, or assumption of other Indebtedness permitted under Section 7.03(g) of the Credit Agreement.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Acknowledgment and Agreement and Consent and Waiver. The Administrative Agent hereby acknowledges and agrees that the terms and conditions of the Notes are reasonably satisfactory to the Administrative Agent and that the issuance of the Notes otherwise complies with Section 7.03(g) of the Credit Agreement. The Lenders hereby (a) consent to the Negative Pledge and (b) waive the provisions of Section 7.09(a)(iii) of the Credit Agreement to the extent that such provisions would or might be breached as a result of the Negative Pledge, and the Administrative Agent hereby acknowledges such consent and waiver.

Consent and Waiver Under
Credit Agreement

2. Amendment. Section 7.09(a)(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

(iii) of the Borrower or any Subsidiary (other than an Excluded Foreign Subsidiary) to create, incur, assume or suffer to exist Liens on property of such Person; provided, however that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness (A) permitted under Section 7.03(b) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness or (B) permitted under Section 7.03(g),

3. Conditions Precedent to Effectiveness of Consent. This Consent shall not be effective until the Administrative Agent receives the following:

(a) counterparts of this Consent executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b) payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Consent, to the extent invoiced to the Borrower on or prior to the date hereof; and

(c) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request.

4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance by the Borrower of this Consent have been duly authorized by all necessary corporate action.

(b) All representations and warranties made or deemed made by the Borrower in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except that for purposes of such representations and warranties, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(c) Since December 31, 2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d) No Default or Event of Default has occurred and is continuing as of the date hereof.

5. Effect of Consent. This Consent is a Loan Document. The consent and waiver set forth in this Consent is specifically limited to the matter expressly set forth therein, and does not constitute a consent or waiver with respect to any other matter now or hereafter requiring the consent or waiver of the Lenders or the Administrative Agent under the Credit Agreement. Except as expressly modified and amended by this Consent, all of the terms, provisions and conditions of the Loan Documents, and the Liens created thereby, shall remain unchanged and in full force and effect and are hereby ratified and confirmed. If any part of this Consent is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as affected by this Consent.

6. Expenses. The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Consent, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Consent and any related documents.

2	Consent and Waiver Under
Credit Agreement

7. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

8. Counterparts. This Consent may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier or by electronic mail shall be effective as delivery of a manually executed counterpart of this Consent.

9. ENTIRETY. THIS CONSENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

10. Parties. This Consent binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders and their respective successors and permitted assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

3	Consent and Waiver Under
Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

COINSTAR, INC., as the Borrower

By:	/s/ Paul D. Davis
Name: Paul D. Davis
Title: CEO

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:	/s/ Gary L. Mingle
Name: Gary L. Mingle
Title: Senior Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gloria M. Nemechek
Name: Gloria M. Nemechek
Title: Senior Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Simon A. Philp
Name: Simon A. Philp
Title: VP, Relationship Manager

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard J Ameny, Jr.
Name: Richard J Ameny, Jr.
Title: Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

UNION BANK, N.A., as a Lender

By:	/s/ Ray Ward
Name:	Ray Ward
Title:	Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto

COMERICA BANK, as a Lender

By:	/s/ Michael Fishback
Name: Michael Fishback
Title: Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tad Stanbrook
Name: Tad Stanbrook
Title: Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dominic Zangari
Name: Dominic Zangari
Title: Authorized Signatory

:

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

COLUMBIA STATE BANK, as a Lender

By:	/s/ Kevin N. Meabon
Name: Kevin N. Meabon
Title: Vice President

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

GUARANTORS:

COINSTAR INTERNATIONAL, INC.

CUHL FOOD, LLC

CUHL HOLDINGS INC.

SESAME HOLDINGS, LLC

OCEAN WIDE, INC.

By:	/s/ Donald R. Rench
Name: Donald R. Rench
Title: Secretary of each

RAR VENTURES, LLC

By:	Redbox Automated Retail, LLC, as Sole Manager

	By:	/s/ Donald R. Rench
Name: Donald R. Rench
Title: Secretary

REDBOX AUTOMATED RETAIL, LLC

By:	Coinstar, Inc., its sole manager

	By:	/s/ Donald R. Rench
Name: Donald R. Rench
Title: Secretary

Signature Page to

Consent and Waiver Under Credit Agreement

Signature Page to that certain Consent and Waiver Under Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

GUARANTORS:

CLOVER ONE, LLC

By:	Coinstar, Inc., its sole manager

	By:	/s/ Donald R. Rench
Name: Donald R. Rench
Title: Secretary

COINSTAR PROCUREMENT, LLC

By: Coinstar, Inc., its sole manager

	By:	/s/ Donald R. Rench
Name: Donald R. Rench
Title: Secretary

REDBOX INCENTIVES LLC

By:	Redbox Automated Retail, LLC, its sole member

	By:	Coinstar, Inc., its sole manager

		By:	/s/ Donald R. Rench
Name: Donald R. Rench
Title: Secretary

Signature Page to

Consent and Waiver Under Credit Agreement